UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014

SUNSHINE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-54280	36-4678532
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 East Park Avenue, Tallahassee, Florida		32301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 219-7200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

   Sunshine Financial, Inc. announced today that the 2014 annual meeting of stockholders will be held at the Company’s headquarters in Tallahassee, Florida, on Wednesday, May 21, 2014.  March 31, 2014, has been fixed as the record date for determination of the stockholders of the Company entitled to notice of and to vote at the 2014 annual meeting of stockholders.

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 99.1	Press Release dated February 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE FINANCIAL, INC

Date:	February 10, 2014	By:	/s/ Scott A. Swain
Scott A. Swain, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated February 10, 2014.